Exhibit 99.1

Bio Green Med Solution, Inc. Announces Closing of Strategic Acquisition of Fitters Sdn. Bhd.

Kuala Lumpur, Malaysia, September 12, 2025 (GLOBE NEWSWIRE) - Bio Green Med Solution, Inc. (Nasdaq: BGMS, Nasdaq: BGMSP) (“Bio Green Med” or the “Company”), a company engaged in diversified industries, today announced that it has closed the previously announced transaction (the “Exchange Transaction”) to acquire Fitters Sdn. Bhd. (“Fitters”), a Malaysia private limited company and wholly-owned subsidiary of FITTERS Diversified Berhad, a Malaysian publicly listed company (“Fitters Parent”). Following the closing of the Exchange Transaction, which was approved by the Company’s stockholders during a Special Meeting that took place on September 4, 2025, Fitters became a wholly-owned subsidiary of the Company and Datuk Dr. Doris Wong Sing Ee, our Chief Executive Officer and Executive Director was appointed to the board of directors of Fitters and all of its subsidiaries.

Fitters specializes in the supply and trading of protective and fire safety equipment. It is headquartered in Kuala Lumpur, Malaysia, and provides a wide range of fire safety products, including fire extinguishers, foam system, fire-resistant doors, personal protective equipment, and fire safety apparel. Fitters’ mission is to deliver high-quality, certified safety solutions that enhance protection across commercial, industrial, healthcare, and residential sectors. Its focus on trading and distribution positions it as a key player in Malaysia’s fire safety market, with a reputation for reliability and compliance with stringent regulatory standards. Over the past four decades, Fitters has expanded its product portfolio to include advanced fire-fighting equipment, foam system, personal protective equipment, and safety apparel, establishing a strong presence in the industry.

Through the Exchange Transaction, the Company has diversified its business portfolio by adding fire protection and safety products and services to its ongoing business interests in the pharmaceutical sector. As a result of the Exchange Transaction, the Company changed the ticker symbols for its common stock and preferred stock from CYCC and CYCCP, respectively, to BGMS and BGMSP, respectively. The Company’s securities will continue to trade on the Nasdaq. No action is required by the Company’s stockholders with respect to the ticker symbol change. The Company’s CUSIP numbers, the unique identifier for the security, will remain unchanged.

“We are pleased to complete this transaction, which diversifies our business and represents an important milestone in our corporate development,” said Datuk Dr. Doris Wong, Chief Executive Officer of Bio Green Med. “By integrating Fitters’ established operations while continuing to maintain our presence in pharmaceuticals, the Company is positioned to explore opportunities across multiple industries and create long-term value for shareholders.”

BIO GREEN MED SOLUTION, INC.

Level 10, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Kuala Lumpur, Malaysia 59200

T: +1 (908) 955 0526 E: info@bgmsglobal.com

Transaction Details

Pursuant to the previously announced share exchange agreement (the “Exchange Agreement”), among the Company, Fitters and Fitters Parent, at closing the Company issued 699,158 shares of its common stock to FITTERS Diversified Berhad equal to 19.99% of the issued and outstanding shares of the Company’s common stock, in exchange for all of the issued and outstanding equity interests of Fitters. As a result of the Exchange Transaction, Fitters became a wholly owned subsidiary of the Company. The exchange consideration was determined in accordance with the Exchange Agreement and as disclosed in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

About Bio Green Med Solution, Inc.

Bio Green Med Solution, Inc. (formerly Cyclacel Pharmaceuticals, Inc.) is a diversified company engaged in both the fire protection and biopharmaceutical industries. Building on its legacy in pharmaceutical research and development, the Company has expanded its business portfolio through the integration of Fitters Sdn. Bhd., a Malaysia-based group specializing in fire protection products and services. Headquartered in Malaysia, Bio Green Med Solution, Inc. is focused on advancing opportunities across these distinct sectors while maintaining its commitment to driving long-term value creation for shareholders. For additional information, visit www.bgmsglobal.com.

About Fitters Sdn. Bhd.

Fitters specializes in distributing, trading and installing various protective and fire safety materials and equipment and fire protection and prevention systems with a reputation for reliability and compliance with stringent regulatory standards.

●	Operates as a “ONE-STOP” Protective Clothing Specialist and distribution of fire retardant uniforms and supplier of Scotchlite reflective material.

●	Headquartered in Kuala Lumpur, Malaysia, Fitters provides a wide range of fire safety products, including fire extinguishers, foam system, fire-resistant doors, personal protective equipment (PPE), and fire safety apparel

●	Mission is to deliver high-quality, certified safety solutions that enhance protection across commercial, industrial, healthcare, and residential sectors.

Financial and Legal Advisors to the Transaction

ARC Group Limited is acting as exclusive financial advisor to Bio Green Med with Rimon, P.C. (Washington, DC) serving as Bio Green Med’s legal counsel. Messrs. Ong, Ric & Partners, Advocates & Solicitors (Kuala Lumpur) is serving as legal counsel to Fitters Parent and Fitters.

Forward-Looking Statement

Certain statements contained in this press release may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding its diversification into the fire protection and safety sector, the integration and future performance of Fitters and the Company’s ongoing business interests in the pharmaceutical sector. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance.

BIO GREEN MED SOLUTION, INC.

Level 10, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Kuala Lumpur, Malaysia 59200

T: +1 (908) 955 0526 E: info@bgmsglobal.com

Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the ability of the Company and Fitters to integrate their businesses successfully and to achieve anticipated synergies; (ii) the possibility that other anticipated benefits of the transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the combined company’s operations, and the anticipated tax treatment of the combination; (iii) potential litigation relating to the proposed transaction that could be instituted against the Company, Fitters, Fitters Parent or their respective directors; (iv) the ability of the Company and Fitters to retain, attract and hire key personnel; (v) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the completion of the transaction; (vi) potential business uncertainty, including changes to existing business relationships, during the integration of Fitters that could affect the Company’s or Fitters’ financial performance; (vii) certain restrictions during the integration of Fitters that may impact the Company’s or Fitters’ ability to pursue certain business opportunities or strategic transactions; (viii) legislative, regulatory and economic developments; (ix) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors; and (x) such other factors as are set forth in the Company’s periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2024.

New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

Bio Green Med Solution, Inc.

Datuk Dr. Doris Wong

Chief Executive Officer

Email: ir@bgmsglobal.com

BIO GREEN MED SOLUTION, INC.

Level 10, Tower 11, Avenue 5, No. 8, Jalan Kerinchi, Kuala Lumpur, Malaysia 59200

T: +1 (908) 955 0526 E: info@bgmsglobal.com